UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2014

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2014 Mr. J.D. Woods retired and resigned from the registrant’s Board of Directors, and the previously authorized reduction in the authorized size of the Board of Directors from nine to eight members, and the corresponding reduction in Class I from three to two members, became effective.

Item 8.01                      Other Events

On September 30, 2014 the Compensation and Human Resources Committee of the registrant’s Board of Directors approved a restatement of the registrant’s Compensation Plan for Non-Employee Directors, reflecting all amendments through May 19, 2014, the date the Plan was last amended.  The restatement of the Plan was approved solely for clarity and convenience of reference, and did not amend the Plan in any respect.  A copy of the Plan as so restated is attached to this report as Exhibit 10.1.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

10.1	Compensation Plan for Non-Employee Directors, Restated to Reflect All Amendments Through May 19, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2014.

ESCO TECHNOLOGIES INC.

By:   /s/G.E. Muenster
G.E. Muenster
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Compensation Plan for Non-Employee Directors, Restated to Reflect All Amendments Through May 19, 2014